SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549




                                FORM 8-K


                             CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):

                             June 22, 1994


                          Lockheed Corporation
         (Exact name of registrant as specified in its charter)


            Delaware           1-2193            95-0941880
        (State or other     (Commission       (I.R.S. Employer
        jurisdiction of     File Number)     Identification No.)
        incorporation)



                4500 Park Granada Blvd.
                 Calabasas, California                  91399
        (Address of principal executive offices)      (Zip Code)


  Registrant's telephone number, including area code:  (818) 876-2000


                             Not Applicable
     (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

The registrant issued a press release related to a federal grand jury indictment that was returned on June 22, 1994 in Atlanta, Georgia. Copies of the Lockheed Corporation and Department of Justice press releases are attached as exhibits.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

Exhibit

99.1   Lockheed Corporation Press Release dated June 22, 1994
99.2   Department of Justice News Release dated June 22, 1994



                               SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 LOCKHEED CORPORATION
                                    (Registrant)

Date:  June 22, 1994             By:/s/ CAROL R. MARSHALL
                                    ------------------------
                                        Carol R. Marshall
                                    Vice President-Secretary